First Quarter 2019 Overview

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Consolidated Atkore Q1 2019 Highlights Q1 Net Sales Bridge Execution continued to deliver strong $8 $452M year over year earnings growth $40 $0 $415M $11 Distributor Organic net sales growth of 7% with volume / Rebate Push / Mix mix strength in key product categories 2018 Volume / Mix Price M&A FX 2019 Net Income per Share up more than 30% vs. prior year that benefited significantly from tax reform Q1 Adjusted EBITDA Bridge $2 $13 $1 $0 $70M $59M Repurchased and retired 1.2 million shares at $1 average cost of $19.85 Price offset by Commodities, Freight & Other COGS Increasing full year Adjusted EBITDA guidance 2018 Volume / Mix Price vs. Cost M&A FX Investment / 2019 Inflation / Productivity 3

Consolidated Atkore Q1 2019 Financial Summary Q1 Q1 Y/Y Net Sales Growth Change Organic Growth +7.0% ($’s in millions) 2019 2018 Acquisitions/Divestitures +2.0% Net Sales $452.0 $414.6 +9.0% FX +0.0% Net Income $26.9 $27.2 (0.9%) Total +9.0% Adjusted EBITDA(1) $70.0 $58.5 +19.7% Net Income Margin 6.0% 6.6% (60 bps) Adjusted EBITDA 15.5% 14.1% +140 bps Margin(2) Net Income per $0.54 $0.41 +31.7% Share (Diluted) Adjusted Net Income $0.74 $0.56 +32.1% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 4

Electrical Raceway Q1 Highlights Strong volume / mix performance in key Q1 Q1 Y/Y 2019 2018 Change product categories, but calendar yearend ($’s in millions) distributor rebate buy-in lighter than last year Net Sales $343.4 $316.5 8.5% Adjusted EBITDA $68.5 $56.2 22.0% Market activity continues to support 2 to 4% Adjusted EBITDA growth expectations 19.9% 17.7% +220 bps Margin Pricing environment was favorable to Q1 Net Sales Bridge expectations in quarter $343M $25 $13 $0 $317M $11 Distributor Rebate Push / Mix 2018 Volume / Mix Price M&A FX 2019 5

Mechanical Products & Solutions Q1 Highlights Q1 Q1 Y/Y 2019 2018 Change Strong pricing execution in the quarter ($’s in millions) Net Sales $108.8 $98.6 10.4% Macro indicators continue to support Industrial vertical growth Adjusted EBITDA $10.9 $10.8 +0.7% Adjusted EBITDA 10.0% 11.0% (100 bps) Adjusted EBITDA ($1M) lower vs last year due Margin to impact of Flexhead divestiture Q1 Net Sales Bridge $15 $5 $109M $0 $99M 2018 Volume / Mix Price Divestitures 2019 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($mm) 12/28/2018 Cash and cash equivalents $75.9 Total Debt $904.7 3.4 Net Debt $828.7 Vergokan Acquisition and Share Repurchases 3.1 YTD Net cash from operating $40.3 activities 2.9 2.9 TTM Adjusted EBITDA(1) $283.1 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) Q2 2018 Q3 2018 Q4 2018 Q1 2019 3.2 Net debt / TTM Adjusted EBITDA(1) 2.9 Leverage ratio is moving back toward long- term target of ~2x after share repurchase (1) Leverage ratio for all periods and TTM Adjusted EBITDA is reconciled in the appendix. 7

2019 Financial Outlook Summary Updated Changes to Q2 2019 FY19 FY19 Electrical Raceway Volume +2 to 4% n/a Segment Adjusted EBITDA* $65 - $70M $270 - $290M +$5M / +$5M Mechanical Products & Volume +2 to 4% -2% / -1% Solutions Segment Adjusted EBITDA* $13 - $15M $55 - $60M n/a / +$2M Adjusted EBITDA* $69 - $75M $290 - $310M +$5M / +$5M Adjusted EPS* $0.70 - $0.80 $3.05 - $3.35 +$0.05 / +$0.05 Consolidated Atkore Capital $12M $35-40M n/a Expenditures Interest Expense $13M $52M +$2M Tax Rate 25% 25% n/a Diluted Shares** 48 48 -2 * Reconciliation of the forward-looking full-year 2019 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance. 8

Appendix

Segment Information Three months ended December 28, 2018 December 29, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 343,406 $ 68,489 19.9% $ 316,523 $ 56,160 17.7 % Mechanical Products & Solutions 108,813 $ 10,887 10.0% 98,574 $ 10,809 11.0 % Eliminations (191) (539) Consolidated operations $ 452,028 $ 414,558 10

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands, except per share data) December 28, 2018 December 29, 2017 Net income $ 26,949 $ 27,189 Stock-based compensation 2,982 3,564 Intangible asset amortization 8,214 8,687 Other (a) 206 507 Pre-tax adjustments to net income 11,402 12,758 Tax effect (2,793) (3,317) Adjusted net income $ 35,558 $ 36,630 Weighted-Average Diluted Common Shares Outstanding 48,283 65,905 Net income per diluted share $ 0.54 $ 0.41 (b) Adjusted net income per diluted share $ 0.74 $ 0.56 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 11

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands) December 28, 2018 December 29, 2017 Net income $ 26,949 $ 27,189 Interest expense, net 12,160 6,594 Income tax expense 8,154 2,516 Depreciation and amortization 18,021 17,210 Restructuring and impairments 1,387 262 Stock-based compensation 2,982 3,564 Transaction costs 164 645 Other (a) 206 507 Adjusted EBITDA $ 70,023 $ 58,487 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 28, December 28, September 30, March 30, (in thousands) 2018 2018 2018 June 29, 2018 2018 Net income $ 136,405 $ 26,949 $ 32,699 $ 34,199 $ 42,558 Interest expense, net 46,260 12,160 12,372 12,442 9,286 Income tax expense 35,345 8,154 1,447 10,352 15,392 Depreciation and amortization 67,703 18,021 17,637 16,192 15,853 Restructuring and impairments 2,974 1,387 604 407 576 Stock-based compensation 14,082 2,982 4,836 3,494 2,770 Certain legal matters (4,833) — (7,119) — 2,286 Transaction costs 8,833 164 6,638 768 1,263 Gain on sale of a business (27,575) — — (838) (26,737) Other 3,892 206 1,944 (352) 2,094 Adjusted EBITDA $ 283,086 $ 70,023 $ 71,058 $ 76,664 $ 65,341 13

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. December 28, September 30, September 30, September 30, September 25, ($ in thousands) 2018 2018 2017 2016 2015 Short-term debt and current maturities of long-term debt $ 26,561 $ 26,561 $ 4,215 $ 1,267 $ 2,864 Long-term debt 878,094 877,686 571,863 629,046 649,344 Total debt 904,655 904,247 576,078 630,313 652,208 Less cash and cash equivalents 75,919 126,662 45,718 200,279 80,598 Net debt $ 828,736 $ 777,585 $ 530,360 $ 430,034 $ 571,610 TTM Adjusted EBITDA $ 283,086 $ 271,549 $ 227,608 $ 235,002 $ 163,949 Total debt/TTM Adjusted EBITDA 3.2 x 3.3 x 2.5 x 2.7 x 4.0 x Net debt/TTM Adjusted EBITDA 2.9 x 2.9 x 2.3 x 1.8 x 3.5 x 14

Overview

Atkore Overview

- #1 or #2 market positions in most of our products
- Offer must-stock products to distribution and OEM customers via single integrated platform
- Established reputation as an industry leader in quality, availability, delivery, value and innovation
- Organized into two complementary segments: Electrical Raceway and Mechanical Products & Solutions ("MP&S")
- U.S.-centric player with large addressable market and close adjacent opportunities

Net Sales Breakdown



By reportable segment
Mechanical Products & Solutions 26%
Electrical Raceway 74%
By end market
Other 6%
Int'l 9%
OEM 16%
U.S. Construction 69%

FY 2018 net sales: $1,835mm

Strong recent financial performance (Adjusted EBITDA)



($mm)
$ 164
$ 235
$ 228
$ 272
$ 283
FY2015
FY2016
FY2017
FY2018
TTM Dec 2018

Addressable market opportunity



Electrical Raceway
$78 Billion
U.S. electrical products market
$13 Billion
Electrical raceway market
$1bn
Mechanical Products & Solutions
$3.8 Billion
U.S. mechanical products & solutions market
$500mm

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Atkore Overview: Atkore Business System Strategy ■ Market Intelligence, Benchmarking and VOC Analysis How we continuously improve ■ Market-based Evergreen Strategy ■ Dynamic Portfolio Management the business we have, and ■ Dynamic Product Management create breakthrough to be the ■ Active Account and Channel Strategy business we want to become... ■ Culture of Customer Centric Innovation People Process ■ Engagement and Alignment ■ Continuous Improvement ■ Communication Methodologies ■ Workforce Planning and Talent ■ Visual Workplace and Lean Acquisition Daily Management ■ Performance Management ■ Built in Quality ■ Leadership Development ■ Information and Material Flow ■ Aligned Incentives and ■ Equipment Availability and Compensation Reliability ■ Recognition ■ Commercial Processes 16

Atkore All Around you Wire Basket Cable Tray Armored Cable Cable Electrical Raceway Tray and Fittings: Conduit & Ladder Cable Electrical Metal Electrical Prefabrication Conduit Metal Specialty Electrical Framing & Conduit: Stainless Fittings Steel, PVC-Coated & Aluminum Flexible Electrical Conduit PVC Trunking and Liquidtight Conduit PVC Electrical Industrial Flexible Conduit & Fittings Electrical Conduit 17

Atkore’ Electrical Raceway segment Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 13,000 U.S. electrical distributor 2018 net sales by product category branches PVC Electrical Metal Electrical Conduit & Fittings ■ Range of solutions offers customers convenient and efficient Conduit & Fittings 23% purchasing 38% ■ Unique ability to co-load and bundle Electrical Raceway Armored Cable & Fittings 1 28% products provides substantial competitive advantage Other 11% ■ Industry leading quality, availability, delivery and innovation FY 2018 net sales: $1,365 mm Core products and market positions2 Adjusted EBITDA evolution ($mm) $255 26% Steel Conduit PVC Conduit Armored Cable Flexible and Cable Tray, Cable $189 $182 Liquidtight Conduit Ladder & Fittings 21% $113 19% 16% #2 #1 #2 #3 #3 17% 17% 11% 10% Principal brands: 6% FY 2015 FY 2016 FY 2017 FY 2018 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 Other represents total Electrical Raceway net sales for FY 2018 ($1,365mm) less Armored Cable & Fittings ($390mm), Metal Electrical Conduit & Fittings ($421mm) and PVC Electrical Conduit & Fittings ($312mm). 18 2 Management estimates based on market data and industry knowledge. Market share is based on U.S. net sales relative to the estimated U.S. addressable market size, as of FY 2018.

Atkore’s Mechanical Products & Solutions segment Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications ■ Comprehensive offering of metal framing and in-line galvanized FY 2018 net sales by product category tubular products Mechanical Tube ■ Offer critical combination of metal framing, value-added fittings Metal Framing 54% and construction services to industrial and electrical distributors and Fittings 24% ■ ~60% of metal framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and Other 1 market in-line galvanized tubular products on a national basis 22% ■ 90% of in-line galvanized tubular products are sold directly or FY 2018 net sales $470mm indirectly to OEMs Core products and market positions2 Adjusted EBITDA evolution ($mm) 25% $81 23% $73 $64 21% 19% Metal Framing & In-Line Galvanized $51 17% Related Fittings Mechanical Tube 18% 15% 16% 13% #2 #1 16% 11% 11% 9% Principal brands: 7% FY 2015 FY 2016 FY 2017 FY 2018 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 Other represents total MP&S net sales for FY 2018 ($470mm) less Mechanical Pipe ($252mm) and Metal Framing and Fittings ($111mm). 19 2 Management estimates based on market data and industry knowledge. Market share is based on U.S. net sales relative to the estimated U.S. addressable market size, as of FY 2018.

Investment highlights 1 Leading market positions and strong brands 2 Superior customer value proposition with a compelling portfolio Strong company 3 Significant scale providing barriers to entry 4 Focused growth strategy to attack substantial market opportunity a.a Capitalize on attractive end-market growth dynamics b.b Grow market share with new and existing customers Growth upside c.c Execute on strategic pricing and mix opportunities d.d Expand product offering through innovation e.e Pursue M&A to deliver incremental growth 5 Momentum & Strong profitability with clear runway for further improvement runway for results 20

1 Leading market positions and strong brands Leading market positions in each of our core businesses Rank Market share1 Steel Conduit #2 35% PVC Conduit #1 35% Armored 32% Cable #2 In-line Galvanized 80% Mechanical #1 Tube Metal Framing and #2 21% Related Fittings 1 Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2017. 21

2 Superior customer value proposition with a compelling portfolio Value proposition Blue chip customer base Global Electrical Distributors Independent Electrical Distributors ■ Brands and reputation Industrial Distributors ■ Product breadth & Big Box Retail ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 22

3 Significant scale providing barriers to entry Industry-leading scale that allows us to provide: Manufacturing and distribution footprint well-positioned in ✓ the largest electrical products markets across the U.S. Broad portfolio of products, enabling us to deliver integrated source-to-outlet electrical solutions ✓ Value-added reliable service and on-time delivery solidifying our customer value proposition ✓ Difficult-to-replicate manufacturing technologies such as in-line galvanizing U.S. Electrical distributor sales <$1bn Atkore footprint >$1bn; <$2bn Manufacturing & ✓ >$2bn; <$5bn Distribution Significant scale provides procurement Sales Agent >$5bn advantages from bulk buying raw Distribution Only materials Source: Disc Corporation 23

4a Capitalize on attractive end-market growth dynamics Atkore is geared to U.S. non-residential construction FY 2018 net sales U.S. construction by end market Infrastructure 5% New residential construction U.S. construction 16% Other 69% New non- 6% residential construction 56% International 9% MR&R 1 23% OEM 15% Near-term growth outlook Medium to long-term growth outlook Nonres Sq. Ft. (mil)2 ▪ ✓ Modest (low single-digit) non-residential Non-residential construction remains Troughs 1,037 continued expansion expected over next below long-term average levels fiscal year ✓ 2019 Fcst 1,140 ▪ Atkore to continue to benefit from the Upside from exposure to higher-growth continuation of long-term secular trends: non-residential verticals, such as LT Average (50 yrs) 1,265 manufacturing plants and education buildings ‒ Digitization of buildings – ▪ LED lighting and automation Industrial recovery expected to continue Peaks 1,575 ‒ Data center growth through next fiscal year Source: Dodge Data & Analytics 2 Long term: average 1968-2017; Peaks: average of last 1 MR&R includes non-residential and residential markets. six; Troughs: average of last six 24

4b Grow market share with new and existing customers Strategy ✓ Segment by 15 SBUs ✓ Incentivize each SBU General Manager to serve and grow with top All customers customers ✓ Provide each SBU with necessary resources All All strategic enabled by ABS by enabled business units business Constant improvement Constant ✓ Disproportionately grow with largest Electrical Distributors that value our entire offering Large national ✓ – accounts One supplier across broad product offering and ease and ✓ Bundle rebates to drive outcomes ✓ Regional and Atkore Atvantage – penetrate independents that value our bundling and co- smaller loading Operational superiority superiority Operational independent ✓ Electrical Raceway Raceway in Electricalfocus Price and new products in exchange for entire full product portfolio quality, delivery, availability availability delivery, quality, distributors 25

Expand product offering through innovation

Robust new product pipeline catalyzing incremental growth

- ✓ 80+ total new products in the pipeline (all stages)
- ✓ 14 new products launched in 2018
- ✓ Focused on products delivering labor efficiencies and products in high-growth markets



KoreFit



Prefab Device Assemblies



Hinged Beam Clamp



Large Irrigation Pipe



5" Fiberglas Ladder Tray



MC Gaylord Packaging



10 AWG Modular Wiring System



Super Fitting 3pc Coupling (Concrete Tight)



Razor Cage



Armored Power Limited Fire Alarm Cable



Super Fitting 3pc Coupling (Rain Tight)



MC Luminary Quik



BriteRail™ Sanitary Strut



Flexicon U.S.

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atkore INTERNATIONAL

4e Pursue M&A to deliver incremental growth Robust M&A capability... ...developed through a history of successful acquisitions ■ 12 acquisitions and 8 divestitures / closures completed 2011 2013 2014 2017 2019 since 2011 ■ Proven ability to integrate acquisitions Year 1 - Strong track record of identifying and realizing Revenue $48M meaningful synergies through seamless integration Adj. EBITDA $8M ■ Strong balance sheet with capacity for M&A ■ Substantial M&A pipeline - More than 50 total opportunities (all stages) Three-pronged M&A strategy... ...with substantial market opportunities ■ Focused effort to build out our Raceway and MP&S Current Atkore New positions Market size Presence Category - Strengthening our value proposition by continued Electrical and Flexible ✓ Conduit development of our existing portfolio Armored Cable ✓ $4bn - Expanding into higher margin adjacencies Electrical Fittings ✓ ■ Leverage our manufacturing technology and capabilities Cable Management ✓ to expand into new markets Cable Accessories ✓ ■ Leverage ABS, talent, culture & balance sheet Electrical Enclosures $9bn ✓ - Add a new platform Raceway Tools ✓ 27

5 Strong profitability with clear runway for further improvement Illustrative Atkore Adjusted EBITDA margin opportunity Potential upside from key initiatives Strategic pricing and mix  Continued roll-out of strategic pricing to 20%+ both Electrical Raceway and MP&S  Purchasing standard work Productivity  Manufacturing excellence – conversion cost reduction and footprint optimization  Supply chain optimization – purchasing, warehousing, freight and logistics 14.8%  SG&A and transactional productivity Other and upside  Share gains with most profitable customers  Incremental growth and margin uplift from new products  Highly synergistic M&A in existing and Atkore FY 2018 Strategic Productivity Other initiatives Illustrative adjacent markets Adj. EBITDA pricing and mix initiatives and upside long-term margin initiatives Adj. EBITDA  Operating leverage as non-residential margin market returns to long-term averages Source: Management estimates. Note: Analysis is illustrative. Actual results may vary. 28